UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2019

ZIX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Texas	0-17995	75-2216818
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2711 North Haskell Avenue

Suite 2200, LB 36

Dallas, Texas 75204-2960

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ZIXI	NASDAQ Global Market

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K that was originally filed with the Securities and Exchange Commission (“SEC”) on February 22, 2019 (the “Original Filing”) to report, among other things, under Item 2.01 of Form 8-K, the completion by Zix Corporation (the “Company”) of its acquisition of AR Topco, LLC and its subsidiaries, including AppRiver, LLC (collectively, “AppRiver”), which occurred on February 20, 2019. In the Original Filing, the Company indicated that it would amend the Original Filing to include the financial information required by Item 9.01 of Form 8-K. As a result, the Company is filing this Amendment to the Original Filing to provide such financial information.

This Amendment does not amend or otherwise update any other information in the Original Filing. Accordingly, this Amendment should be read in conjunction with the Original Filing and with our other filings with the SEC made after the Original Filing.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

The audited consolidated financial statements, together with the notes related thereto, of (i) AppRiver, LLC as of October 4, 2017 and for the period between January 1, 2017 to October 4, 2017 are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference and (ii) AR Topco, LLC and its subsidiaries as of December 31, 2017 and for the period between October 5, 2017 to December 31, 2017 are filed as Exhibit 99.4 to this Current Report on Form 8-K/A and incorporated herein by reference. The unaudited interim consolidated financial statements of AR Topco, LLC and its subsidiaries as of September 30, 2018 and for the nine-month periods ended September 30, 2018 and 2017, together with the notes related thereto, are filed as Exhibit 99.5 to this Current Report on Form 8-K/A and incorporated herein by reference.

(b)	Pro Forma Financial Information.

The pro forma financial information required by this item is filed as Exhibit 99.1 and incorporated herein by reference.

(d)	Exhibits.

Exhibit No.	Description of Exhibits

23.2	Consent of Baker Tilly Virchow Krause, LLP.

99.1	Unaudited pro forma combined consolidated balance sheet as of September 30, 2018 and unaudited pro forma combined consolidated statement of operations for the nine-month period ended September 30, 2018 and the year ended December 31, 2017.

99.3	Audited consolidated financial statements of AppRiver, LLC as of October 4, 2017 and for the period between January 1, 2017 to October 4, 2017, and related notes.

99.4	Audited consolidated financial statements of AR Topco, LLC and its subsidiaries as of December 31, 2017 and for the period between October 5, 2017 to December 31, 2017, and related notes.

99.5	Unaudited interim consolidated financial statements of AR Topco, LLC and its subsidiaries as of September 30, 2018 and for the nine-month periods ended September 30, 2018 and 2017, and related notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION

By:	/s/ David E. Rockvam
David E. Rockvam Vice President and Chief Financial Officer

Date: May 8, 2019